Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders

Nuveen Multistate Trust IV
333-16615
811-07751

A special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007, at this meeting shareholders were asked to vote on a New Investment Management Agreement.

The results of the vote for the new Investment
Management Agreement were as follows:



 Nuveen
Kansas
Municipal
Bond Fund

 Nuveen
Kentucky
Municipal Bond
Fund

 Nuveen
 Michigan
 Municipal
 Bond
 Fund

To approve a
 new
investment
 management
 agreement





   For

                            6,186,766

                          21,275,850

                          10,691,793

   Against

                               119,689

                               498,823

                               382,587

   Abstain

                               207,526

                               892,484

                               518,633

   Broker
Non-Votes

                            2,012,305

                            4,990,762

                            2,391,725

      Total

                            8,526,286

                          27,657,919

                          13,984,738



 Nuveen
Missouri
 Municipal
 Bond
Fund

 Nuveen
 Ohio
Municipal
 Bond
Fund


 Nuveen
Wisconsin
Municipal
Bond Fund

To approve a
 new
investment
management
 agreement







   For

                          11,824,751

                          26,021,136

                            2,939,308

   Against

                               684,578

                               971,221

                                 79,498

   Abstain

                               677,765

                            1,504,261

                                 87,955

   Broker
Non-Votes

                            3,144,331

                            7,178,442

                               845,762

      Total

                          16,331,425

                          35,675,060

                            3,952,523



Proxy materials are herein incorporated by reference to the SEC filing on August 29, 2007, under Conformed Submission Type DEF 14A, accession number 0000950137-07-013170.